EXHIBIT 99.1

Nobel Learning Communities, Inc.

George Bernstein - CEO

Tom Frank - CFO

September 8th, 2005

Nobel Learning Communities, Inc.

The following presentation contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, about such things as the Company’s business, projected revenues, expenditures and operating and capital requirements. Statements that are not historical facts are forward-looking statements, and are subject to certain risks, uncertainties and assumptions, such as factors that could cause actual results to vary materially. Among the factors that could impact our ability to achieve our stated goals are competitive conditions in the pre-elementary and elementary school education and services industry, including advertising and tuition price sensitivity; various factors affecting occupancy levels, including, but not limited to, the reduction in or changes to the general labor force that would reduce the need or demand for private schools; the establishment of governmentally mandated universal pre-K programs that do not allow for participation by for-profit operators; our inability successfully to defend against or counter negative publicity associated with claims involving alleged incidents at our schools; and the acceptance of our newly developed schools and businesses and performance of recently acquired businesses. Forward-looking statements should not be relied upon except as statements of our present intentions and expectations that may or may not occur.

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©

Agenda

Company Vision and Description

Review of Recent Changes

Growth Opportunities

Financial Review

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NLCI Vision and Opportunity

To create an affordable alternative to public and secular

school systems through infant to 8th grade learning communities that support the educational, enrichment and wellness needs of students and their families.

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NLCI is a leader in for–profit pre-k to 8th grade education

Span pre-K and K-12 markets through a school based delivery model

Pre-schools

Elementary schools

Learning support programs

Middle schools

High schools for at risk youth

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NLCI operated 149 schools at FYE 2005

Number of Schools

120

100

80

60

40

20

0

108

28

5

6

2/11

Pre-Schools

Elem. Schools

Elem./Middle Schools

High Schools HLA

Special Education (Paladin Academy)

Clinics

Schools

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NLCI operates under multiple brands

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NLCI is a leader in for–profit pre-k to 8th grade education

Span pre-K and K-12 markets in a school based delivery model

Geographic focus on technical and professional economies

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NLCI operates in 13 states

6

3

6

29

15

9

20

19

20

1

10

2

10

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NLCI is a leader in for–profit pre-k to 8th grade education

Span pre-K and K-12 markets in a school based delivery model

Geographic focus on technical and professional economies

Private pay model – 96%

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NLCI is a leader in for–profit pre-k to 8th grade education

Span pre-K and K-12 markets in a school based delivery model

Geographic focus on technical and professional economies

Private pay model

One stop shopping for busy families

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NLCI provides products and services to meet the educational, enrichment and lifestyle needs of students and their families

School day programs

Before and after school programs

Enrichment courses

Athletic programs

Summer camps

GAP camps

Transportation to and from public schools and NLCI cluster schools

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NLCI is a leader in for–profit pre-k to 8th grade education

Span pre-K and K-12 markets in a school based delivery model

Geographic focus on technical and professional economies

Private pay model

One stop shopping for busy families

Emphasis is on value and accountability for educational outcomes

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NLCI students exceed national grade level equivalents on standardized tests*

Grade Level Reading Math

Kindergarten 1.4 1.3

1st Grade 2.8 2.5

2nd Grade 3.9 3.5

3rd Grade 5.0 4.8

4th Grade 7.0 6.1

5th Grade 7.5 8.1

6th Grade 8.5 9.6

7th Grade 9.0 8.7

8th Grade 12.6 12.0

* These median scores reflect grade level equivalents of achievement for the 02/03 school year. For example: a 3rd Grade Reading score of 5.0 equals a 5th Grade Reading Level.

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NLCI has implemented significant changes over the past two years

New Management Team, Board and Bank

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NLCI has implemented significant changes over the past two years

New Management Team, Board and Bank

Focus on our core business

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NLCI has refocused investment allocation on our core business of operating private schools

Index

1.00

0.80

0.60

0.40

0.20

0.00

Controllable Investments FY 99—03

Operating Profit FY 99—03

Controllable Investments FY 2005

Non-Core Business

Core Business Operating Pre-K to 8 Schools

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NLCI has implemented significant changes over the past two years

New Management Team, Board and Bank

Focus on our core business

Growth in comparable school tuition for first time in 3+ years (constant tuition dollars)

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NLCI has achieved positive comparable school revenue growth

Comparable School Revenue in Constant Tuition Dollars*

Change in Comparable School Revenue

5%

0%

(10%)

(2.3%)

(6.3%)

(1.2%)

+0.7%

FY 2002

FY 2003

FY 2004

FY 2005

*Based on a 52 week fiscal year; Comparable schools open over the entire period FY02-FY05

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NLCI has implemented significant changes over the past two years

New Management Team, Board and Bank

Focus on our core business

Growth in comparable school tuition for first time in 3+ years (constant tuition dollars)

NLCI performance has improved significantly

Stronger, simpler capital structure

Increased profitability

Improved stock price

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NLCI has significant growth opportunities within our core business

Growth Opportunities

Existing School Occupancy

Complete Existing School Clusters

Enter New Geographic Markets

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Our new school growth will focus on filling existing school clusters and creating new ones.

Pre-Elementary

Pre-Elementary

Elementary School

Pre-Elementary

Pre-Elementary

Middle School

Paladin Program

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Nobel Learning Communities, Inc.

Financial Results

NLCI simplified and strengthened our capital structure during fiscal 2005

Retired $10,000,000 of 13.25% Senior Subordinated Notes

Increased size of our Senior Revolving Credit facility to $10,000,000

Improved interest rate matrix on our Senior Credit facility

Converted 100% of Preferred Series A and Preferred Series C to common stock

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NLCI debt is down and free cash flow is up

Total Debt millions $50.0 $40.0 $30.0 $20.0 $10.0 $0.0 $40.2 $35.5 $25.3 $15.5

2002

2003

2004

2005

Fiscal Year End

Free Cash Flow millions $10.0 $8.0 $6.0 $4.0 $2.0 $0.0 $1.9 $3.1 $5.3 $7.8

2002

2003

2004

2005

Fiscal Year Ended

Free Cash Flow = cash from operations less capital expenditures

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NLCI gross profit and net income are improving

Gross Profit

(Based on 52 week fiscal year) millions $30.0 $20.0 $10.0 $0.0 $18.7 $19.9 $21.8

2003

2004

2005

Fiscal Year End

Net Income

(Before effect of TES reserve in FY 2005) millions $5.0 $2.0

-$1.0

-$4.0

-$7.0

-$10.0

-$13.0

2003

2004

2005

-$11.5

-$6.1 $3.4

Fiscal Year End

Gross Profit and Earnings Trends should be reviewed in conjunction with the Financial Statements and Notes thereto filed with the SEC for the year ended July 2, 2005.

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NLCI EPS trend has improved steadily

Earnings per share

$0.50 $0.00

($0.50)

($1.00)

($1.50)

($0.30)

($0.53) $0.11

($1.11)

($0.42) $0.07 $0.10

($0.76)

($0.18) $0.10 $0.16 $0.20

2003

2004

2005 1

Q1

Q2

Q3

Q4

1 Third quarter Fiscal 2005 adjusted for effect of TES reserve $0.10

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NLCI stock price has reacted favorably to our strategy and focus

Monthly Closing Price

Dollars Per Share $10.00 $9.00 $8.00 $7.00 $6.00 $5.00 $4.00 $3.00 $2.00 $1.00 $0.00

2/3/2003

4/3/2003

6/3/2003

8/3/2003

10/3/2003

12/3/2003

2/3/2004

4/3/2004

6/3/2004

8/3/2004

10/3/2004

12/3/2004

2/3/2005

4/3/2005

6/3/2005

8/3/2005

Management and Board Changes Initiated

Week Ended

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Questions and Answers

September 8th, 2005